UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2025 (August 31, 2025)

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2025, Jaime Eduardo Gualy, entered into an employment offer letter (the “Offer Letter”) with T1 Energy Holding Inc., a wholly owned subsidiary of T1 Energy Inc., a Delaware corporation (the “Company”) in connection with Mr. Gualy’s prior position as the Company’s Executive Vice President of Corporate Development since January 2025.

On August 31, 2025, in connection with Mr. Gualy’s appointment as Chief Operating Officer (“COO”) of the Company, effective August 15, 2025, pursuant to which he assumed his new role as the Company’s COO, Mr. Gualy and T1 Energy Holding Inc. entered into an amendment of the Offer Letter (the “Amendment to the Offer Letter”).

Pursuant to the Amendment to the Offer Letter, Mr. Gualy will receive an annual base salary of $500,000. In addition to the award of restricted stock units (“RSUs”) with respect to 275,000 shares of the Company’s Common Stock granted to Mr. Gualy pursuant to the Offer Letter, subject to the approval of the Company’s board of directors, Mr. Gualy will be granted an one-time award of RSUs with respect to 100,000 shares of the Company’s Common Stock (the “Sign-On RSU Grant”) and be eligible to receive annual equity awards in accordance with the Company’s 2021 Equity Incentive Plan (as may be amended or amended and restated from time to time or such other equity plan then in effect, the “Equity Plan”). The Sign-On RSU Grant shall vest in substantially equal tranches on each of the first three anniversaries of the grant date, subject to Mr. Gualy’s continued active employment with T1 Energy Holding Inc. on the applicable vesting date.

If Mr. Gualy’s employment is terminated 12 months following a Change in Control (as defined in the Equity Plan), he will be eligible to receive severance under the terms of the Offer Letter, and any and all then unvested RSUs granted under the Sign-On RSU Grant will automatically be vested upon his termination of employment.

The foregoing description of the Amendment to the Offer Letter is qualified in its entirety by reference to the full text of the Amendment to the Offer Letter, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1++	Amendment to the Offer Letter, dated August 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

++	Certain personally identifiable information has been omitted from portions of this exhibit (indicated by “[***]”) pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chief Executive Officer and Chairman of the Board

Dated: September 4, 2025

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